(ICON)

Prudential
Natural
Resources
Fund, Inc.

ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Natural Resources Fund, Inc.

Performance at a Glance
The Prudential Natural Resources Fund Class A shares returned
2.41% for the year ended May 31, 1999. We significantly outperformed our peer group, beating the Lipper Average return of -4.61%, primarily because of dramatic increases in our palladium and platinum selections. After a decade of bloated commodity supplies and largely suppressed demand, the last months of our reporting period also saw the beginning of a broad, market-leading rally for energy and many metals stocks. Although it is difficult to tell, we hope that this rally is the start of something big in natural resources stocks.

Cumulative Total Returns1                         As of 5/31/99
                        One      Five      Ten       Since
                        Year     Years    Years    Inception2
Class A                 2.41%    34.90%    N/A       64.60%
Class B                 1.64     30.00     75.58%    73.64
Class C                 1.64      N/A      N/A       28.12
Class Z                 2.56      N/A      N/A       -5.61
Lipper Natural
Resources Fund Avg.3   -4.61     37.85    106.43      ***

Average Annual Total Returns1                  As of 6/30/99
            One      Five       Ten       Since
            Year     Years     Years    Inception2
Class A    11.86%    7.47%      N/A        5.83%
Class B    11.97     7.62      6.63%       5.58
Class C    14.81      N/A       N/A        6.83
Class Z    18.01      N/A       N/A        1.09

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

2 Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class
C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Natural Resources Fund category subset, which excludes all funds with an energy weighting greater than 75%.

*** Lipper Since Inception returns are 85.85% for Class A; 97.80% for Class B; 41.76% for Class C; and 0.06% for Class Z, based on all funds in each share class.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
Leigh R. Goehring
Fund Manager

Investment Goals and Style
The Prudential Natural Resources Fund seeks long-term growth of capital by investing primarily in foreign and domestic companies that own, explore, mine, process or develop natural resources, or provide goods and services for those industries. These resources include precious metals; ferrous and nonferrous metals; strategic metals;
hydrocarbons such as oil, gas, and coal; and timberland.
The Fund may be affected, to a greater extent, by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
An empire collapsed; prices tumbled
When communism fell in 1989, so did the economy of the world's largest producer of steel, oil, gas, nickel, aluminum, cobalt, diamonds, and palladium. As its economy contracted 70% and domestic demand collapsed, the former Soviet Union began to sell its production and inventories of natural resources into world markets. The world was flooded with commodities that it produced but no longer could use, and prices fell.

Russian consumption collapsed and world appetites for everything--from aluminum and nickel, to platinum for jewelry, to palladium for catalytic converters in ever-larger sport utility vehicles--grew gradually to absorb the increased global supplies. Supply and demand for many resources edged back toward equilibrium in 1995-96, but the balance was disturbed again in 1997 when the Asian economic and financial crisis struck. To meet dollar-denominated debts, these countries dumped their inventories at very low prices, flooding world markets for the second time in 10 years.

In the last months of our reporting period, markets signaled a possible reversal of these imbalances in supply and demand. The additional supply provided by the former Soviet Union is now being consumed, and prospects for economic growth in Asia have improved visibly.

The impact on equity markets was first seen in stocks of companies that mine platinum and palladium, which accounted for 19% of our portfolio on May 31, and were the primary drivers of our substantial lead over the Lipper Natural Resources Average. Russia has been a dominant supplier of these metals, and disruptions in Russian deliveries in 1998 helped the very few companies outside the Soviet Union that mine these metals. Over the year, two of our largest holdings--Stillwater Mining and Impala
Platinum--rose 31% and 77%, respectively. To help maintain balance in the portfolio, we took some profits on Impala, which had appreciated to more than 6% of our holdings.

Energy is rising
Resurgent demand in Asia has improved the earnings outlook for energy companies too. Our natural gas and oil exploration and production stocks were hit hard in the first half of our reporting period, and are down for the year, but they recovered strongly late in the period with double-digit gains between early March and our May 31 close.

Indeed, many analysts expect significant increases in the price of oil in the coming months. While consumption in the United States remains heavy and demand grows in Asia, the oil-producing exporting countries (OPEC) have acted to restrain production, and low prices in recent years have kept non-OPEC suppliers from investing in new capacity.

We did not own any of the large, integrated oil companies, whose stocks we considered overpriced even before OPEC action led to increases in April. Despite subsequent corrections, we think they remain overvalued, while our smaller oil companies--which we bought at very depressed levels--have considerable room for further gains.

We are increasing our energy holdings, particularly natural gas and oil service companies. We moved some money into the sector from our forest products holdings this year: while paper and pulp companies helped our return in this reporting period, gaining an average of 10%, we see greater near-term opportunities from energy stocks.

Portfolio Composition
Expressed as a percentage of net assets as of 5/31/99

Precious Metals        39%
Energy                 36
Forest Products        10
Diversified Resources   7
Nonferrous Metals       5
Miscellaneous           2
Cash & Equivalents      1


Gold: a languishing standard?
Global demand for gold--a useful metal in certain manufactures and the traditional choice for jewelry in many cultures--remains high. In fact, consumption now exceeds current production.

The excess demand has been matched by large new supplies from the vaults of central banks. In this reporting period, we were surprised by successive decisions by the International Monetary Fund and several European banks to sell gold at low prices--turning a bear market for the metal into an outright glut. The price of gold has suffered further from low inflation.

Speculators also have sold large amounts of borrowed gold
("sold short"); they are confident that its price will fall further, allowing them to repurchase the gold at a lower price and return their borrowings at a profit. If supply should falter, the price could spike as these speculators rush to cover themselves. Gold could also shoot up if inflation returns--as it very well may as a range of commodities increase in price.

With further European bank sales looming, however, we reduced our exposure to gold stocks in this reporting period: they now comprise 17% of our assets. Though the sector had a negative impact on the Fund overall, we were able to take profits on several companies: Getchell, Samax, and Sutton Resources all rose markedly on merger activity, and we sold our positions.

Looking Ahead
Though most natural resources stocks have lagged broad equity markets in recent years, there is evidence that a massive shift in the structure of commodity and financial markets may be under way.
The fall of the Soviet Union, the marked recession in Asia, and gold sales by central bankers have provided unusual--indeed, historic--drags on prices of many natural resources for 10 years. Despite reduced production and

Five Largest Holdings
Expressed as a percentage of net assets as of 5/31/99

Stillwater Mining Co.             10.8%
Precious Metals

Impala Platinum Holdings Ltd.      7.1
Precious Metals

Smith International, Inc.          4.5
Oil Services

Newmont Mining Corp.               4.0
Precious Metals

Anglo American Platinum Hldgs      3.8
Metals--Nonferrous

Review Cont'd.

high and rising rates of consumption, commodities have appeared plentiful and cheap. With inventories low and demand exceeding production for many commodities, markets for natural resources stocks have now begun to reflect the growing sense that extremely low commodities prices cannot be sustained.

We expect that when commodities prices rise, profits for natural resources stocks will increase dramatically, and investors will return to the group. In our view, stocks related to "base" or nonferrous metals, such as nickel, will be the next beneficiaries of this shift in sentiment, and we have added somewhat to our positions there. We think many stocks that have begun to do well in recent months, including our platinum, palladium, and energy stocks, are positioned for further significant gains.

Journal of Commerce Price Index: Metals
    (GRAPH)

Major trends
- Prices rising to late 1990
- USSR collapse: Prices fall to 1993
- Supply absorbed: Price recovery to 1997
- Asian economic contraction: Prices fall to 1999
- Signs of another bottom: January 1999

The Journal of Commerce Price Index: Metals is an index comprising the following subcomponents-- scrap steel, copper scrap, aluminum, zinc, lead, and tin.

The chart does not reflect any performance of the Prudential
Natural Resources Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Source:  Prudential Investments and Haver Analytics Research

A Message to our Shareholders                         July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Natural Resources Fund, Inc.

                                      PRUDENTIAL NATURAL
Portfolio of Investments as
of May 31, 1999                       RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.4%
COMMON STOCKS--99.1%

Australia--2.6%
  365,000   Acacia Resources Ltd.                   $   390,437
  353,200   Anaconda Nickel Ltd.(a)                     518,343
  275,101   Capral Aluminum Ltd.                        398,345
   96,850   Comalco Ltd.                                369,547
  112,500   Delta Gold NL                               154,094
   22,480   Zimbabwe Platinum(a)                          4,839
                                                    -----------
                                                      1,835,605
------------------------------------------------------------
Canada--29.1%
   76,600   Agnico-Eagle Mines Ltd.                     415,740
   90,700   Alberta Energy Co., Ltd.                  2,615,163
   80,000   Anderson Exploration Ltd.(a)                968,792
  116,900   Arizona Star Resource Ltd.(a)                75,343
   92,000   Atna Resources Ltd.(a)                       58,670
   47,300   Barrick Gold Corp.                          816,679
  344,700   Beau Canada Exploration Ltd.(a)             561,248
  170,100   Big Bear Exploration Ltd.                    19,618
  120,300   Black Hawk Mining, Inc.(a)                   11,426
   38,800   Cabre Exploration Ltd.(a)                   322,456
  115,900   Cambior, Inc.                               389,216
   49,100   Cameco Corp.                                999,322
   46,100   Canadian Natural Resources Ltd.(a)          844,437
  108,500   Crestar Energy, Inc.(a)                   1,177,748
   21,600   Francisco Gold Corp.(a)                     153,867
  105,300   Greenstone Resources Ltd.(a)                 29,290
   48,000   Inco Ltd.                                   684,000
   80,300   International African Mining Gold
               Corp.(a)                                 174,328
   68,900   International Pursuit Corp.(a)               14,491
  145,500   MacMillan Bloedel Ltd.                    1,850,831
  115,100   Meridian Gold, Inc.(a)                      554,417
   99,400   Northrock Resources Ltd.(a)                 842,944
   80,200   Placer Dome, Inc.                       $   892,320
   96,400   Poco Petroleums Ltd.(a)                     696,513
   32,400   Potash Corp. of Saskatchewan, Inc.        1,761,750
  123,581   Ranger Oil Ltd.(a)                          553,348
   94,575   Repadre Capital Corp.(a)                    141,157
   42,200   Rigel Energy Corp.(a)                       320,651
  154,200   Rio Alto Exploration Ltd.(a)              2,165,495
   23,340   Talisman Energy, Inc.                       558,701
  227,300   Tiomin Resources, Inc.(a)                    58,598
  120,900   TVX Gold, Inc.(a)                           121,392
                                                    -----------
                                                     20,849,951
------------------------------------------------------------
France--1.0%
   25,600   Bouygues Offshore, S.A.                     744,309
------------------------------------------------------------
Japan--2.0%
   50,000   Globaly Corp.                               444,371
   47,000   Kobayashi Yoko Co., Ltd.                    307,287
  130,000   Nihon Unicom Corp.                          695,359
                                                    -----------
                                                      1,447,017
------------------------------------------------------------
New Zealand--0.5%
  651,688   Fletcher Challenge Ltd.                     331,623
------------------------------------------------------------
South Africa--13.5%
  148,800   Anglo American Platinum Holdings(a)       2,732,769
   21,876   Anglogold Ltd.                              865,925
  438,300   Avgold Ltd.(a)                              207,209
   31,600   Durban Roodepoort Deep Ltd.(a)               59,503
   91,500   Harmony Gold Mining Co., Ltd.(a)            446,503
  211,900   Impala Platinum Holdings Ltd.             5,073,375

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL NATURAL
Portfolio of Investments as
of May 31, 1999                       RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
South Africa (cont'd.)
  130,300   Randgold & Exploration Co., Ltd.(a)     $   141,994
   62,800   Western Areas Gold Mining Co.,
               Ltd.(a)                                  160,019
                                                    -----------
                                                      9,687,297
------------------------------------------------------------
United States--50.4%
   41,300   Apex Silver Mines Ltd.(a)                   464,625
   75,683   Ashanti Goldfields Ltd. (GDR)               567,623
   72,300   BJ Services Co.(a)                        1,992,769
   60,900   Boise Cascade Corp.                       2,413,162
   23,400   Brigham Exploration Co.(a)                   58,500
   51,400   Brush Wellman, Inc.                         870,588
   36,200   Champion International Corp.              1,855,250
   51,950   Cross Timbers Oil Co.                       561,709
   38,900   Devon Energy Corp.                        1,351,775
   99,322   Dynegy, Inc.                              1,719,512
  115,700   Freeport-McMoRan Copper & Gold,
               Inc.(a)                                1,518,562
   24,600   FX Energy, Inc.(a)                          162,975
   69,000   Golden Star Resources Ltd.(a)                51,750
   37,276   Gold Fields Ltd. (ADR)(a)                   119,982
   41,700   Harmony Gold Mining Ltd. (ADR)              202,245
   18,500   Marine Drilling Co., Inc.(a)                265,938
   32,900   Miller Exploration Co.(a)                    69,913
  103,900   Newfield Exploration Co.(a)               2,636,462
  162,611   Newmont Mining Corp.                      2,896,508
   34,900   Noble Affiliates, Inc.                      924,850
   51,700   Nuevo Energy Co.(a)                         788,425
   83,186   Pioneer Natural Resources Co.               904,648
   15,600   Rayonier, Inc.                              727,350
   75,000   Smith International, Inc.(a)              3,243,750
  241,600   Stillwater Mining Co.(a)                  7,716,100
    9,400   Stolt Comex Seaway, S.A.(a)                 104,575
   38,800   Transcoastal Marine Services, Inc.(a)       164,900
  136,500   Western Gas Resources, Inc.               1,774,500
                                                    -----------
                                                     36,128,946
                                                    -----------
            Total common stocks
               (cost US$76,291,766)                  71,024,748
                                                    -----------
WARRANTS(a)
------------------------------------------------------------
Canada
  120,800   Kap Resources Ltd.,
               expiring 8/3/00 @ CAD 2              $       820
------------------------------------------------------------
South Africa
   19,342   Durban Roodepoort Deep Ltd.,
               expiring 6/30/02 @ ZAR 6,000               7,128
    9,998   Randfontein Estates Gold Mining Co.,
               expiring 7/1/02 @ ZAR 2,500                3,926
                                                    -----------
                                                         11,054
                                                    -----------
            Total warrants
               (cost US$81,640)                          11,874
                                                    -----------
Principal Amount
(000)
CONVERTIBLE BONDS--0.3%
------------------------------------------------------------
South Africa--0.3%
$     300   Randgold Finance BVI Ltd.,
               Secured Guaranteed,
               7.00%, 9/30/01
               (cost US$300,350)                        181,500
                                                    -----------
            Total long-term investments
               (cost US$76,673,756)                  71,218,122
                                                    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                     PRUDENTIAL NATURAL
Portfolio of Investments as
of May 31, 1999                      RESOURCES FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.6%
REPURCHASE AGREEMENT
------------------------------------------------------------
United States
$     424   Joint Repurchase Agreement Account,
               4.80%, 6/1/99
               (cost US$424,000; Note 5)            $   424,000
                                                    -----------
------------------------------------------------------------
Total Investments--100.0%
            (cost US$77,097,756; Note 4)             71,642,122
            Other assets in excess of
               liabilities                               18,794
                                                    -----------
            Net Assets--100%                        $71,660,916
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.

The industry classification of portfolio holdings shown as a percentage of net assets as of May 31, 1999 was as follows:

Platinum..............................................   19.1%
Gold..................................................   16.7
Canadian Oil & Gas....................................   16.3
Oil Services..........................................   10.6
Forest Products.......................................   10.0
American Oil & Gas....................................    8.9
Nonferrous Metals.....................................    5.5
Gas Pipelines.........................................    4.9
Chemicals.............................................    2.5
Financial Services....................................    2.0
Aluminum..............................................    1.1
Base Metals...........................................    1.0
Silver................................................    0.6
Joint Repurchase Agreement Account....................    0.6
Gold Mining Finance...................................    0.2
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                           PRUDENTIAL NATURAL
Statement of Assets and Liabilities        RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1999
Investments, at value (cost $77,097,756).....................................................................      $71,642,122
Foreign currency, at value (cost $305,749)...................................................................          303,323
Cash.........................................................................................................            5,377
Receivable for investments sold..............................................................................          155,686
Dividends and interest receivable............................................................................           89,403
Receivable for Fund shares sold..............................................................................           58,167
Other assets.................................................................................................            1,718
                                                                                                                   ------------
   Total assets..............................................................................................       72,255,796
                                                                                                                   ------------
Liabilities
Accrued expenses.............................................................................................          249,695
Payable for Fund shares reacquired...........................................................................          244,654
Management fee payable.......................................................................................           48,113
Distribution fee payable.....................................................................................           46,140
Withholding taxes payable....................................................................................            6,278
                                                                                                                   ------------
   Total liabilities.........................................................................................          594,880
                                                                                                                   ------------
Net Assets...................................................................................................      $71,660,916
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $    66,640
   Paid-in capital in excess of par..........................................................................       85,207,510
                                                                                                                   ------------
                                                                                                                    85,274,150
   Accumulated net investment loss...........................................................................           (1,007 )
   Accumulated net realized loss on investments..............................................................       (8,149,142 )
   Net unrealized depreciation on investments and foreign currencies.........................................       (5,463,085 )
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $71,660,916
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($23,929,944 / 2,112,551 shares of common stock issued and outstanding)................................           $11.33
   Maximum sales charge (5% of offering price)...............................................................              .60
   Maximum offering price to public..........................................................................           $11.93
Class B:
   Net asset value, offering price and redemption price per share
      ($44,533,236 / 4,258,768 shares of common stock issued and outstanding)................................           $10.46
Class C:
   Net asset value and redemption price per share
      ($1,568,216 / 149,971 shares of common stock issued and outstanding)...................................           $10.46
   Sales charge (1% of offering price).......................................................................              .11
   Offering price to public..................................................................................           $10.57
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,629,520 / 142,689 shares of common stock issued and outstanding)...................................           $11.42

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Loss                                May 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $36,977)...............................   $    886,464
   Interest.....................................         48,430
                                                   ------------
      Total income..............................        934,894
                                                   ------------
Expenses
   Management fee...............................        556,478
   Distribution fee--Class A....................         56,710
   Distribution fee--Class B....................        486,439
   Distribution fee--Class C....................         14,897
   Transfer agent's fees and expenses...........        230,000
   Custodian's fees and expenses................        190,000
   Reports to shareholders......................         55,000
   Registration fees............................         40,000
   Audit fee....................................         32,000
   Directors' fees and expenses.................         22,000
   Legal fees and expenses......................         15,000
   Miscellaneous................................          1,755
                                                   ------------
      Total expenses............................      1,700,279
                                                   ------------
Net investment loss.............................       (765,385)
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions......................     (7,671,853)
   Foreign currency transactions................        (56,715)
   Options written..............................         69,429
                                                   ------------
                                                     (7,659,139)
                                                   ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..................................      5,998,719
   Foreign currencies...........................         25,551
                                                   ------------
                                                      6,024,270
                                                   ------------
Net loss on investments and foreign
   currencies...................................     (1,634,869)
                                                   ------------
Net Decrease in Net Assets
Resulting from Operations.......................   $ (2,400,254)
                                                   ------------
                                                   ------------

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease) in                   Year Ended May 31,
Net Assets                              1999            1998
Operations
   Net investment loss............  $   (765,385)   $ (1,354,067)
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......    (7,659,139)     16,297,370
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     6,024,270     (34,757,340)
                                    ------------    ------------
   Net decrease in net assets
      resulting from operations...    (2,400,254)    (19,814,037)
                                    ------------    ------------
Distributions from net realized
   gains (Note 1)
   Class A........................       --           (5,225,285)
   Class B........................       --          (12,416,227)
   Class C........................       --             (289,629)
   Class Z........................       --             (414,456)
                                    ------------    ------------
                                         --          (18,345,597)
                                    ------------    ------------
Distributions in excess of net
   realized gains (Note 1)
   Class A........................    (1,117,960)        --
   Class B........................    (2,576,494)        --
   Class C........................       (80,678)        --
   Class Z........................       (59,197)        --
                                    ------------    ------------
                                      (3,834,329)        --
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold......    24,126,685     104,445,079
   Net asset value of shares
      issued in reinvestment of
      distributions...............     3,391,302      16,191,113
   Cost of shares reacquired......   (48,747,757)   (147,551,820)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (21,229,770)    (26,915,628)
                                    ------------    ------------
Total decrease....................   (27,464,353)    (65,075,262)
Net Assets
Beginning of year.................    99,125,269     164,200,531
                                    ------------    ------------
End of year.......................  $ 71,660,916    $ 99,125,269
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                            PRUDENTIAL NATURAL
Notes to Financial Statements               RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities the terms of which are related to the market value of a natural resource.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange and NASDAQ National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       9

                                        PRUDENTIAL NATURAL
Notes to Financial Statements           RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, capital gains and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss by $1,165,818, increase accumulated net realized loss on investments by $955,589 and decrease paid-in-capital by $210,229 for realized foreign currency gains, tax-basis net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended May 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended May 31, 1999.

PIMS has advised the Fund that it has received approximately $26,400 and $2,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 1999. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended May 31, 1999, it received approximately $149,800 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a
--------------------------------------------------------------------------------
                                       10

                                             PRUDENTIAL NATURAL
Notes to Financial Statements                RESOURCES FUND, INC.
--------------------------------------------------------------------------------
credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 1999, the Fund incurred fees of approximately $170,100 for the services of PMFS. As of May 31, 1999, approximately $12,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 1999 aggregated $11,689,727 and $37,119,245, respectively.

The federal income tax basis of the Fund's investments at May 31, 1999 was $77,979,497 and accordingly, net unrealized depreciation for federal income tax purposes was $6,337,375 (gross unrealized appreciation--$16,992,805 gross unrealized depreciation--$23,330,180).

For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 1999 of approximately $7,114,200 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net capital losses of approximately $4,705,600 incurred in the seven month period ended May 31, 1999 as having been incurred in the following fiscal year.

Transactions in options written during the year ended May 31, 1999, were as follows:

                                        Number of
                                        Contracts    Premiums
                                          (000)      Received
                                        ---------    ---------
Options written......................       360      $ 72,664
Options closed.......................      (360)      (72,664 )
                                            ---      ---------
Options outstanding at May 31,
  1999...............................     --         $  --
                                            ---      ---------
                                            ---      ---------

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 1999, the Fund had a
 .06% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $424,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.

Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.

Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.

Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                       11

                                         PRUDENTIAL NATURAL
Notes to Financial Statements            RESOURCES FUND, INC.
--------------------------------------------------------------------------------
The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1999:
Shares sold........................      595,520    $  6,039,951
Shares issued in reinvestment of
  distributions....................      117,039       1,054,518
Shares reacquired..................   (1,206,598)    (12,234,768)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (494,039)     (5,140,299)
Shares issued upon conversion from
  Class B..........................      169,618       1,677,347
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (324,421)   $ (3,462,952)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1998:
Shares sold........................    4,276,146    $ 68,660,515
Shares issued in reinvestment of
  distributions....................      432,316       4,906,784
Shares reacquired..................   (5,385,633)    (84,912,401)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (677,171)    (11,345,102)
Shares issued upon conversion from
  Class B..........................      222,232       3,424,064
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (454,939)   $ (7,921,038)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended May 31, 1999:
Shares sold........................      649,331    $  6,053,519
Shares issued in reinvestment of
  distributions....................      264,592       2,209,341
Shares reacquired..................   (2,613,295)    (24,183,084)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,699,372)    (15,920,224)
Shares reacquired upon conversion
  into Class A.....................     (182,448)     (1,677,347)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,881,820)   $(17,597,571)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1998:
Shares sold........................    1,305,235    $ 17,085,567
Shares issued in reinvestment of
  distributions....................    1,003,247      10,674,545
Shares reacquired..................   (3,140,113)    (42,797,561)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (831,631)    (15,037,449)
Shares reacquired upon conversion
  into Class A.....................     (234,878)     (3,424,064)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,066,509)   $(18,461,513)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended May 31, 1999:
Shares sold........................       52,891    $    495,995
Shares issued in reinvestment of
  distributions....................        8,206          68,521
Shares reacquired..................      (80,079)       (735,284)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (18,982)   $   (170,768)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1998:
Shares sold........................       79,026    $  1,034,902
Shares issued in reinvestment of
  distributions....................       22,874         243,380
Shares reacquired..................      (97,356)     (1,331,031)
                                      ----------    ------------
Net increase in shares
  outstanding......................        4,544    $    (52,749)
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Year ended May 31, 1999:
Shares sold........................      992,042    $ 11,537,220
Shares issued in reinvestment of
  distributions....................        6,482          58,922
Shares reacquired..................   (1,005,635)    (11,594,621)
                                      ----------    ------------
Net decrease in shares
  outstanding......................       (7,111)   $      1,521
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1998:
Shares sold........................    1,119,455    $ 17,664,095
Shares issued in reinvestment of
  distributions....................       32,141         366,404
Shares reacquired..................   (1,194,440)    (18,510,827)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (42,844)   $   (480,328)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       12

                                      PRUDENTIAL NATURAL
Financial Highlights                  RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class A
                                            -------------------------------------------------------
                                                              Year Ended May 31,
                                            -------------------------------------------------------
                                            1999(a)     1998(a)     1997(a)      1996       1995(a)
                                            -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.69     $ 16.27     $ 17.34     $ 13.73     $ 12.55
                                            -------     -------     -------     -------     -------
Income from investment operations
Net investment loss.....................       (.05)       (.08)       (.07)       (.01)       (.03)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................        .20       (2.33)        .94        4.42        1.21
                                            -------     -------     -------     -------     -------
   Total from investment operations.....        .15       (2.41)        .87        4.41        1.18
                                            -------     -------     -------     -------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      --          (2.17)      (1.94)       (.80)      --
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................       (.51)      --          --          --          --
                                            -------     -------     -------     -------     -------
Total distributions.....................       (.51)      (2.17)      (1.94)       (.80)      --
                                            -------     -------     -------     -------     -------
Net asset value, end of year............    $ 11.33     $ 11.69     $ 16.27     $ 17.34     $ 13.73
                                            -------     -------     -------     -------     -------
                                            -------     -------     -------     -------     -------
TOTAL RETURN(b):........................       2.41%     (14.41)%      5.37%      33.51%       9.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $23,930     $28,491     $47,054     $32,608     $19,682
Average net assets (000)................    $22,683     $37,933     $40,393     $23,106     $10,791
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.79%       1.55%       1.48%       1.57%       1.73%
   Expenses, excluding distribution
      fees..............................       1.54%       1.30%       1.23%       1.32%       1.48%
Net investment loss.....................       (.53)%      (.54)%      (.43)%      (.09)%      (.25)%
For Class A, B, C and Z shares:
Portfolio turnover......................         16%         25%         53%         41%         36%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                              PRUDENTIAL NATURAL
Financial Highlights                          RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class B
                                            ---------------------------------------------------------
                                                               Year Ended May 31,
                                            ---------------------------------------------------------
                                            1999(a)     1998(a)     1997(a)        1996       1995(a)
                                            -------     -------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 10.92     $ 15.46     $  16.70     $  13.35     $ 12.29
                                            -------     -------     --------     --------     -------
Income from investment operations
Net investment loss.....................       (.12)       (.17)        (.19)        (.10)       (.13)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................        .17       (2.20)         .89         4.25        1.19
                                            -------     -------     --------     --------     -------
   Total from investment operations.....        .05       (2.37)         .70         4.15        1.06
                                            -------     -------     --------     --------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      --          (2.17)       (1.94)        (.80)      --
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................       (.51)      --           --           --          --
                                            -------     -------     --------     --------     -------
Total distributions.....................       (.51)      (2.17)       (1.94)        (.80)      --
                                            -------     -------     --------     --------     -------
Net asset value, end of year............    $ 10.46     $ 10.92     $  15.46     $  16.70     $ 13.35
                                            -------     -------     --------     --------     -------
                                            -------     -------     --------     --------     -------
TOTAL RETURN(b):........................       1.64%     (14.96)%       4.51%       32.49%       8.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $44,533     $67,029     $111,464     $113,090     $80,774
Average net assets (000)................    $48,644     $86,864     $107,361     $ 84,396     $74,681
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       2.54%       2.30%        2.23%        2.32%       2.48%
   Expenses, excluding distribution
      fees..............................       1.54%       1.30%        1.23%        1.32%       1.48%
Net investment loss.....................      (1.28)%     (1.28)%      (1.18)%       (.84)%     (1.05)%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                              PRUDENTIAL NATURAL
Financial Highlights                          RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                      Class Z
                                            ----------------------------------------------------------     ----------------------
                                                                                            August 1,
                                                                                             1994(d)
                                                        Year Ended May 31,                   Through         Year Ended May 31,
                                            -------------------------------------------      May 31,       ----------------------
                                            1999(a)     1998(a)     1997(a)      1996        1995(a)       1999(a)      1998(a)
                                            -------     -------     -------     -------     ----------     -------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $10.92      $15.46      $16.70      $13.35        $12.47       $11.76        $16.30
                                            -------     -------     -------     -------        -----       -------        -----
Income from investment operations
Net investment loss.....................      (.12 )      (.18 )      (.19 )      (.10 )        (.13)        (.03 )        (.05)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................       .17       (2.19 )       .89        4.25          1.01          .20         (2.32)
                                            -------     -------     -------     -------        -----       -------        -----
   Total from investment operations.....       .05       (2.37 )       .70        4.15           .88          .17         (2.37)
                                            -------     -------     -------     -------        -----       -------        -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      --         (2.17 )     (1.94 )      (.80 )       --            --           (2.17)
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................      (.51 )      --          --          --           --            (.51 )       --
                                            -------     -------     -------     -------        -----       -------        -----
Total distributions.....................      (.51 )     (2.17 )     (1.94 )      (.80 )       --            (.51 )       (2.17)
                                            -------     -------     -------     -------        -----       -------        -----
Net asset value, end of period..........    $10.46      $10.92      $15.46      $16.70        $13.35       $11.42        $11.76
                                            -------     -------     -------     -------        -----       -------        -----
                                            -------     -------     -------     -------        -----       -------        -----
TOTAL RETURN(b):........................      1.64%     (14.96)%      4.51%      32.49 %        7.06%        2.56%       (14.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,568      $1,844      $2,542      $1,551          $606       $1,630        $1,761
Average net assets (000)................    $1,490      $2,060      $2,041        $734          $294       $1,381        $2,581
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      2.54%       2.30%       2.23%       2.32%         2.56%(c)     1.54%         1.30%
   Expenses, excluding distribution
      fees..............................      1.54%       1.30%       1.23%       1.32%         1.56%(c)     1.54%         1.30%
Net investment loss.....................     (1.28)%     (1.35)%     (1.18)%      (.84 )%      (1.08)%(c)    (.30)%        (.33)%
                                          September 16,
                                             1996(e)
                                             Through
                                             May 31,
                                             1997(a)
                                          -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 17.08
                                               -----
Income from investment operations
Net investment loss.....................        (.03)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................        1.19
                                               -----
   Total from investment operations.....        1.16
                                               -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................       (1.94)
Distributions in excess of net realized
   gains on investment and foreign
   currency transactions................      --
                                               -----
Total distributions.....................       (1.94)
                                               -----
Net asset value, end of period..........     $ 16.30
                                               -----
                                               -----
TOTAL RETURN(b):........................        7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $ 3,140
Average net assets (000)................     $   994
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        1.23%(c)
   Expenses, excluding distribution
      fees..............................        1.23%(c)
Net investment loss.....................        (.18)%(c)

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                PRUDENTIAL NATURAL
Report of Independent Accountants               RESOURCES FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1999


                                               PRUDENTIAL NATURAL
Tax Information (Unaudited)                    RESOURCES FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Service to advise you within 60 days of the Fund's fiscal year end (May 31, 1999) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended May 31, 1999, the Fund paid a short-term capital gain distribution of $0.125, which is taxable as ordinary income and a long-term capital gain distribution of $0.385, which is taxable at a 20% rate gain. The Fund utilized redemptions as distributions in the amount of $0.024 and $0.105 per Class A, Class B, Class C and Class Z shares of short-term capital gains and long-term capital gains, respectively. Further, we wish to advise you that 0% of the ordinary income dividends paid in the fiscal year ended May 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal income tax status of the distributions received by you in calendar 1999. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 1999.
--------------------------------------------------------------------------------
                                       16

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth it?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

Keeping Up With the Joneses

A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments

This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
--------------------------------------------------------------
Prudential Natural Resources Fund, Inc. vs. the Morgan Stanley
Capital International World Index

Class A
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception        4.90%
Five Years             5.09%
One Year              -2.71%

Without Sales Load
Since Inception        5.47%
Five Years             6.17%
One Year               2.41%


Class B
(GRAPH)


Average Annual Total Returns
With Sales Load

Since Inception        4.84%
Ten Years              5.79%
Five Years             5.22%
One Year              -3.36%

Without Sales Load

Since Inception        4.84%
Ten Years              5.79%
Five Years             5.39%
One Year               1.64%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International World Index (the MSCI World Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (May 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        5.05%
One Year              -0.38%

Without Sales Load
Since Inception        5.27%
One Year               1.64%


Class Z
(GRAPH)

Average Annual Total Returns
Since Inception        -2.11%
One Year                2.56%


Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743970105    743970303    MF135E
743970204    743970402